TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Exhibit 99.3 Q2 FISCAL YEAR 2019 FINANCIAL RESULTS May 9, 2019 © 2019 Avaya Inc. All rights reserved © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Forward Looking Statements Cautionary Note Regarding Forward-Looking Statements This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, the outlook for the third quarter of fiscal 2019 and fiscal year 2019, including the expected impact of the adoption of ASC 606, and statements about the Board's exploration of strategic alternatives. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Risks and uncertainties that may cause these forward-looking statements to be inaccurate include, among others: the announcement that the Board is exploring strategic alternatives and the potential impact of such announcement on the Company's current or potential customers, partners or personnel; the cost of such exploration and the disruption it may have on the Company's operations, including diverting the attention of the Company's management and employees; and other risks discussed in the Company's Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company's actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data are available on our web site at investors.avaya.com None of the information included on the website is incorporated by reference in this presentation. © 2019 Avaya Inc. All rights reserved 2

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Use of non-GAAP (Adjusted) Financial Measures This presentation should be read in conjunction with our third quarter fiscal 2019 earnings press release issued on May 9, 2019. Within this presentation, we refer to certain non-GAAP financial measures, such as non-GAAP revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin and adjusted EBITDA, that involve adjustments to GAAP measures. Reconciliations between our non-GAAP financial measures and the most closely comparable GAAP financial measures are included on the last four slides of this presentation. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the tables below. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present EBITDA and adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. However, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. We do not provide a forward-looking reconciliation of expected third quarter and full year fiscal 2019 non-GAAP revenue, non- GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin or adjusted EBITDA guidance as the amount of significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. © 2019 Avaya Inc. All rights reserved 3

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Fiscal Q2 2019 Summary (Amounts are non-GAAP)* • Non-GAAP revenue was $714 million, compared to $748 million last quarter and $757 million in the prior year – Software and Services was 83% of total non-GAAP revenue – Software was 58% of non-GAAP product revenue – Recurring revenue was 59% of total non-GAAP revenue – Cloud was approximately 11% of total non-GAAP revenue • Non-GAAP gross margin was 61.5%, compared to 62.7% last quarter and 62.4% in the prior year • Non-GAAP operating margin was 20.9%, compared to 22.7% last quarter and 20.7% in the prior year • Adjusted EBITDA was $166 million, or 23.2% of revenue, compared to $189 million, or 25.3% of revenue last quarter and $187 million, or 24.7% of revenue, in the prior year • Generated $37 million in cash flow from operations and $11 million in free cash flow* • Ended the quarter with $735 million in cash and cash equivalents on our balance sheet *Note: We define free cash flow as Cash Flow from Operations less Capital Expenditures. For a reconciliation of non-GAAP to GAAP financial information, please see the last 5 slides of this presentation © 2019 Avaya Inc. All rights reserved 4

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are GAAP and dollars in millions) GAAP Revenue: FQ2 2019 FQ1 2019 FQ2 2018 Product $ 287 $ 324 $ 293 Services 422 414 379 GAAP Total Revenue $ 709 $ 738 $ 672 GAAP Gross Margin: Product 48.1% 51.2% 48.5 % Services 58.8% 58.2% 47.8 % GAAP Total Gross Margin 54.4% 55.1% 48.1 % GAAP Operating Margin 5.4% 6.8% (13.2)% © 2019 Avaya Inc. All rights reserved 5

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are non-GAAP and dollars in millions)* Non-GAAP Revenue: FQ2 2019 FQ1 2019 FQ2 2018 Product $ 289 $ 326 $ 317 Services 425 422 440 Non-GAAP Total Revenue $ 714 $ 748 $ 757 Non-GAAP Gross Margin: Product 63.7% 65.6% 68.5% Services 60.0% 60.4% 58.0% Non-GAAP Total Gross Margin 61.5% 62.7% 62.4% Non-GAAP Operating Margin 20.9% 22.7% 20.7% Adjusted EBITDA $ 166 $ 189 $ 187 Adjusted EBITDA % (1) 23.2% 25.3% 24.7% (1) Adjusted EBITDA % is based on non-GAAP Revenue *For a reconciliation of non-GAAP to GAAP financial information, please see the last 5 slides of this presentation. . © 2019 Avaya Inc. All rights reserved 6

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Revenue by Region (All dollars amounts are non-GAAP in millions)* Revenue FQ2 2019 FQ1 2019 FQ2 2018 U.S. $ 378 $ 401 $ 409 EMEA 189 200 196 APAC 80 79 83 AI 67 68 69 Total $ 714 $ 748 $ 757 % of Total Revenue U.S. 53% 54% 54% EMEA 27% 26% 26% APAC 11% 11% 11% AI 9% 9% 9% Total 100% 100% 100% © 2019 Avaya Inc. All rights reserved 7 *For a reconciliation of non-GAAP to GAAP financial information, please see the last 5 slides of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Q2 FY’19 Financial Highlights Notable Q2’19 Stats (non-GAAP): ($M, as reported) FQ2 FQ1 FQ2 • Total Contract Value increased 3% year-over- Non-GAAP 2019 2019 2018 year to $2.4 billion Non-GAAP Revenue $714 $748 $757 • Continued strong large deal activity with 2 deals over $10 million, 9 over $5 million, and 78 over $1 million Non-GAAP Gross Margin % 61.5% 62.7% 62.4% • 83% of non-GAAP revenue was Software & Non-GAAP Oper. Expense % 40.6% 40.0% 41.7% Services Non-GAAP Oper. Income % 20.9% 22.7% 20.7% • 58% of non-GAAP product revenue was Software Adj. EBITDA $ $166 $189 $187 • 59% of non-GAAP revenue was recurring Adj. EBITDA % 23.2% 25.3% 24.7% • Added approximately 1,500 new logos • Generated $37 million of cash flow from Company Highlights operations and $11 million of free cash flow* • Introduced cloud transformation program to help implement Avaya OneCloud solutions • Ended the quarter with $735 million cash & cash equivalents on balance sheet • Extended integrations with Google Cloud and Nuance • Enhanced Open SIP portfolio; expanded video offerings to Non-GAAP Revenue per employee** (TTM) enable intelligent huddle room experiences $400 $390 $376 $379 • Launched Avaya for Communities program $380 $366 $369 ) $370 0 0 • Appointed Jacqueline Yeaney to Avaya's Board of Directors 0 $360 $347 $ ( $350 $335 Adjusted EBITDA % is based on non-GAAP Revenue $340 $330 *: We define free cash flow as cash flow from operating activities less capital expenditures $320 **Headcount as of the end of the period indicated For a reconciliation of non-GAAP to GAAP financial information, please see the last five slides of this presentation. FY14 FY15 FY16 FY17 FY18 Q2 FY19 TTM-Trailing Twelve Months © 2019 Avaya Inc. All rights reserved 8

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) FQ2 2019 FQ1 2019 FQ2 2018 Total Cash and Cash Equivalents $ 735 $ 743 $ 311 Cash Flow from Operations $ 37 $ 86 $ 54 Capital Expenditures and Capitalized Software $ 26 $ 21 $ 16 Days Sales Outstanding (DSO)* 53 56 59 Inventory Turns 16.6 16.7 12.2 Headcount (as of the end of the period indicated) 8,103 7,948 8,360 Trailing Twelve Month Revenue ($K) / Employee** (Headcount as of the end of the period indicated) $ 369 $ 381 $ 374 *FQ2 2019 & FQ1 2019 includes $139M and $95M AR/contract liability netting impact when calculating DSOs **TTM Revenue ($K) / Employee based on non-GAAP Revenue © 2019 Avaya Inc. All rights reserved 9

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Adjusted EBITDA QTD YTD Successor Predecessor Combined Period from Period from Three months Three months Six months December 16, 2017 October 1, 2017 Six months ended ended ended through through ended (In millions) March 31, 2019 March 31, 2018 March 31, 2019 March 31, 2018 December 15, 2017 March 31, 2018 Net (loss) income $ (13) $ (130) $ (4) $ 107 $ 2,977 $ 3,084 Interest expense 58 47 118 56 14 70 Interest income (4) (1) (7) (1) (2) (3) (Benefit from) provision for income taxes (6) (9) (3) (255) 459 204 Depreciation and amortization 108 123 225 145 31 176 EBITDA 143 30 329 52 3,479 3,531 Impact of fresh start accounting adjustments 6 86 9 113 — 113 Restructuring charges, net 4 40 11 50 14 64 Advisory fees 1 4 2 12 3 15 Acquisition-related costs 4 7 7 7 — 7 Reorganization items, net — — — — (3,416) (3,416) Non-cash share-based compensation 5 5 11 6 — 6 Loss on sale/disposal of long-lived assets, net — 2 — 2 1 3 Resolution of certain legal matters — — — — 37 37 Change in fair value of Emergence Date Warrants (3) 10 (21) 15 — 15 Loss on foreign currency transactions 6 3 7 1 — 1 Pension/OPEB/nonretirement postemployment benefits and long-term disability costs — — — — 17 17 Adjusted EBITDA $ 166 $ 187 $ 355 $ 258 $ 135 $ 393 © 2019 Avaya Inc. All rights reserved 10

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Gross Margin and Operating Income Three Months Ended Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31, (In millions) 2019 2018 2018 2018 2018 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 386 $ 407 $ 390 $ 352 $ 323 Items excluded: Adj. for fresh start accounting 9 19 54 69 106 Amortization of technology intangible assets 44 43 43 44 41 Loss on disposal of long-lived assets — — — 2 2 Non-cash share-based compensation — — 1 — — Non-GAAP Gross Profit $ 439 $ 469 $ 488 $ 467 $ 472 GAAP Gross Margin 54.4% 55.1% 53.1% 50.9% 48.1% Non-GAAP Gross Margin 61.5% 62.7% 63.4% 61.9% 62.4% Reconciliation of Non-GAAP Operating Income Operating Income (Loss) $ 38 $ 50 $ 11 $ (49) $ (89) Items excluded: Adj. for fresh start accounting 12 20 48 71 107 Amortization of intangible assets 85 83 84 83 81 Restructuring charges, net 4 7 1 30 40 Acquisition-related costs 4 3 4 4 7 Loss on disposal of long-lived assets — — — 2 2 Advisory fees 1 1 3 3 4 Non-cash share-based compensation 5 6 6 7 5 Non-GAAP Operating Income $ 149 $ 170 $ 157 $ 151 $ 157 GAAP Operating Margin 5.4% 6.8% 1.5% -7.1% -13.2% Non-GAAP Operating Margin 20.9% 22.7% 20.4% 20.0% 20.7% © 2019 Avaya Inc. All rights reserved 11

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Product and Services Gross Margins Three months ended Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31, 2019 2018 2018 2018 2018 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Revenue $ 287 $ 324 $ 325 $ 300 $ 293 Costs 105 115 115 114 110 Amortization of technology intangible assets 44 43 43 44 41 GAAP Gross Profit 138 166 167 142 142 Items excluded: Adj. for fresh start accounting 2 5 16 24 33 Amortization of technology intangible assets 44 43 43 44 41 Loss on disposal of long-lived assets — — — 1 1 Non-GAAP Gross Profit $ 184 $ 214 $ 226 $ 211 $ 217 GAAP Gross Margin 48.1% 51.2% 51.4% 47.3% 48.5% Non-GAAP Gross Margin 63.7% 65.6% 67.3% 65.5% 68.5% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 422 $ 414 $ 410 $ 392 $ 379 Costs 174 173 187 182 198 GAAP Gross Profit 248 241 223 210 181 Items excluded: Adj. for fresh start accounting 7 14 38 45 73 Loss on disposal of long-lived assets — — — 1 1 Share-based comp — — 1 — — Non-GAAP Gross Profit $ 255 $ 255 $ 262 $ 256 $ 255 GAAP Gross Margin 58.8% 58.2% 54.4% 53.6% 47.8% Non-GAAP Gross Margin 60.0% 60.4% 60.4% 59.1% 58.0% © 2019 Avaya Inc. All rights reserved 12

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation GAAP to Non-GAAP Results Q219 Q218 Adj. for Amortization Share- Other Non- Non- GAAP Fresh Start of Intangible Restructuring Acquisition based Advisory Costs, GAAP GAAP GAAP (In millions) Results Accounting Assets Charges, net Costs Comp Fees net Results Results Results REVENUE Products $ 287 $ 2 $ — $ — $ — $ — $ — $ — $ 289 $ 293 $ 317 Services 422 3 — — — — — — 425 379 440 709 5 — — — — — — 714 672 757 COSTS Products: Costs 105 — — — — — — — 105 110 100 Amortization of technology intangible assets 44 — (44) — — — — — — 41 — Services 174 (4) — — — — — — 170 198 185 323 (4) (44) — — — — — 275 349 285 GROSS PROFIT 386 9 44 — — — — — 439 323 472 OPERATING EXPENSES Selling, general and administrative 251 (2) — — (4) (5) (1) — 239 282 265 Research and development 52 (1) — — — — — — 51 50 50 Amortization of intangible assets 41 — (41) — — — — — — 40 — Restructuring charges, net 4 — — (4) — — — — — 40 — 348 (3) (41) (4) (4) (5) (1) — 290 412 315 OPERATING INCOME (LOSS) 38 12 85 4 4 5 1 — 149 (89) 157 Interest expense (58) — — — — — — — (58) (47) (47) Other income (expense), net 1 — — — — — — (1) — (3) 9 (LOSS) INCOME BEFORE INCOME TAXES $ (19) $ 12 $ 85 $ 4 $ 4 $ 5 $ 1 $ (1) $ 91 $ (139) $ 119 © 2019 Avaya Inc. All rights reserved 13

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 © 2019 Avaya Inc. All rights reserved